                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 1, 2003


                                  ORETECH, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                     0-26755               88-0409147

(State or other jurisdiction     (Commission File    (IRS Employer
  of incorporation)                Number)             Identification Number)

                306 State Docks Road, Phenix City, Alabama 36869

               (Address of Principal Executive Offices) (Zip Code)


                                 (334) 297-0663

              (Registrant's telephone number, including area code)

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         This Form 8-K/A contains forward-looking statements, including (without limitation) statements regarding possible or assumed future events and the results of operations of Oretech, Inc. ("Oretech") that are based on current expectations, estimates, forecasts and projections about the industries in which Oretech operates and beliefs and assumptions of the management of Oretech. Words such as and those preceded by, followed by or that include the words "believes," "could," "expects," "targets," "goals," "projects," "intends," "plans," "seeks," "anticipates," or similar expressions or variations of such words are intended to identify such forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to, those discussed under the section entitled "Risk Factors" and elsewhere and in other reports Oretech files with the Securities and Exchange Commission, specifically the most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. Oretech undertakes no obligation to revise or update publicly any forward-looking statements for any reason. For those forward-looking statements, Oretech claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 7. Financial Statements and Exhibits.
-----------------------------------------
                                                                                     Page No.
                                                                                     --------
(a)      Financial Statements of Business Acquired
         -----------------------------------------

         The following financial statements of Oretech Corporation are filed as part of this report and are set forth in the pages attached hereto.

         (1) Historical Financial Statements of Business Acquired: Oretech Corporation

         Table of Contents                                                              F-1

         Independent Auditors' Report                                                   F-2

         Balance Sheets                                                                 F-3

         Statements of Changes in Stockholders' Deficit                                 F-4

         Statements of Operations                                                       F-5

         Statements of Cash Flows                                                       F-6

         Notes to Financial Statements                                                  F-7

         (2)  Interim Financial Statements of the Business Acquired: Oretech Corporation

         Table of Contents                                                              F-8

         Unaudited Balance Sheet                                                        F-9

                                             2

         Unaudited Statements of Changes in Stockholders' Deficit                       F-10

         Unaudited Statements of Operations                                             F-11

         Unaudited Statements of Cash Flows                                             F-12

         Notes to Unaudited Financial Statements                                        F-13

         (b)      Pro Forma Financial Information
                  -------------------------------

                  The following pro forma financial information is filed as part of this report and are set forth in the pages attached hereto.

         Pro Forma Financial Statements and Financial Information for the
         Combination of Oretech, Inc. (Formerly The Tantivy Group, Inc.)
         and Oretech Corporation

         Table of Contents                                                              F-14

         Unaudited Pro Forma Combined Balance Sheets                                    F-15
                  as of March 31, 2003

         Unaudited Pro Forma Combined Statements of Operations                          F-16
                  for the year ended June 30, 2002

         Unaudited Pro Forma Combined Statements of Operations
                  For the Nine Months Ended March 31, 2003                              F-17

         Notes to Unaudited Pro Forma Combined Financial Statements                     F-18
                                                                                 through
                                                                                        F-20

         (c)      Exhibits
                  --------

                  Exhibit 10.3* Acquisition Agreement by and between Tantivy Group, Inc. and Oretech, Inc. (sic) dated as of March 31, 2003.

-------------
* Previously filed as Exhibit A to the Form 8-K filed by Oretech, Inc. on April 1, 2003.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  October 22, 2003

                                            ORETECH, INC.

                                            By:   s/s Stephen D. Cummins
                                            ----------------------------
                                            Stephen D. Cummins
                                            Chief Executive Officer

                                  ORETECH, INC.
                              PHENIX CITY, ALABAMA

                          -----------------------------
                              FINANCIAL STATEMENTS
                                     FOR 8K
                          -----------------------------

ORETECH, INC.
PHENIX CITY, ALABAMA


HISTORICAL FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: ORETECH CORPORATION

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Independent Auditors' Report                                                 F-2

Balance Sheets at June 30, 2002 and 2001                                     F-3

Statements of Changes in Stockholders' Deficit for the Years
  Ended June 30, 2002 and 2001                                               F-4

Statements of Operations for the Years Ended June 30, 2002 and 2001          F-5

Statements of Cash Flows for the Years Ended June 30, 2002 and 2001          F-6

Notes to Financial Statements                                                F-7

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
  and Stockholders
Oretech Corporation
(A Development Stage Company)
(A Nevada Corporation)
Phenix City, Alabama


         We have audited the accompanying balance sheets of Oretech Corporation as of June 30, 2002 and 2001 and the related statements of changes in stockholders' deficit, operations, and cash flows for the years then ended. These financial statements are the responsibility of Oretech Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oretech Corporation as of June 30, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Rotenberg & Company, LLP

Rotenberg & Co., LLP
Rochester, New York
  October 12, 2003

Oretech Corporation
(A Development Stage Company)
Balance Sheets

                                                                       June 30, 2002     June 30, 2001

CURRENT ASSETS                                                                  --                 --

OTHER ASSETS                                                                    --                 --
                                                                        -----------       ------------

          Total Assets                                                          --                 --
                                                                        ===========       ============


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES                                                             --                 --

OTHER LIABILITIES                                                               --                 --
                                                                        -----------       ------------

          Total Liabilities                                                     --                 --

STOCKHOLDERS' DEFICIT
     Common stock - $.001 Par Value, 200,000,000 shares authorized,
        25,959,500 shares issued and outstanding                            25,959             25,000
     Additional Paid in Capital                                                 --                 --
     Deficit Accumulated During the Development Stage                      (25,959)           (25,000)
                                                                        -----------       ------------

          Total Stockholders' Deficit                                           --                 --
                                                                        -----------       ------------

          Total Liabilities and Stockholders' Deficit                           --                 --
                                                                        ===========       ============

              The accompanying notes are an integral part of these financial statements.

                                                 F-3

Oretech Corporation
(A Development Stage Company)
Statements of Changes in Stockholders' Deficit
From June 11, 2001 (Inception) through June 30, 2002

                                                                                                       Deficit
                                                                                                     Accumulated
                                                       Common Stock                Additional          During             Total
                                                       ------------                 Paid-In          Development       Stockholders'
                                                 Shares             Amount           Capital            Stage             Deficit
                                               -----------       -----------       -----------       -----------        -----------
Stock Issued to Founders of Oretech Corp.      25,000,000            25,000                --                --             25,000
  (June 11, 2001)

Net Loss - June 11, 2001 - June 30, 2001               --                --                --           (25,000)           (25,000)
                                               -----------       -----------       -----------       -----------        -----------
Balance, June 30, 2001                         25,000,000            25,000                --           (25,000)                --

Stock Issued for Professional Services            959,500               959                --                --                959

Net Loss - June 30, 2002                               --                --                --              (959)              (959)
                                               -----------       -----------       -----------       -----------        -----------
Balance, June 30, 2002                         25,959,500            25,959                --           (25,959)                --

                             The accompanying notes are an integral part of these financial statements.

                                                                F-4

Oretech Corporation
(A Development Stage Company)
Statements of Operations

                                                                  From                                        From
                                                           Date of Inception                            Date of Inception
                                                            (June 11, 2001)                              (June 11, 2001)
                                                                 through          For the Year Ended         through
                                                             June 30, 2002          June 30, 2002          June 30, 2001

REVENUES                                                   $            --         $            --         $            --

COST OF GOODS SOLD                                                      --                      --                      --
                                                           ----------------        ----------------        ----------------

GROSS INCOME                                               $            --         $            --         $            --

GENERAL AND ADMINISTRATIVE EXPENSES
Professional Fees                                                   25,959                     959                  25,000
                                                           ----------------        ----------------        ----------------

Total General and Administrative Expenses                           25,959                     959                  25,000

Net Loss before Other Income and Expenses                  $       (25,959)        $          (959)        $       (25,000)

OTHER INCOME AND EXPENSES
(Interest Expense) net of Interest Income                               --                      --                      --
Gain on Restructure of Debt                                             --                      --                      --
                                                           ----------------        ----------------        ----------------

Net Loss                                                   $       (25,959)        $          (959)        $       (25,000)
                                                           ================        ================        ================

Earnings (Loss) Per Common Share, Basic and Diluted                  (0.00)                  (0.00)                  (0.00)
                                                           ================        ================        ================

Weighted Average common Shares Outstanding                      25,959,500              25,959,500              25,959,500
                                                           ================        ================        ================

                         The accompanying notes are an integral part of these financial statements.

                                                            F-5

Oretech Corporation
(A Development Stage Company)
Statements of Cash Flows

                                                                   From                                        From
                                                             Date of Inception                           Date of Inception
                                                             (June 11, 2001)                             (June 11, 2001)
                                                                  through         For the Year Ended          through
                                                              June 30, 2002         June 30, 2002         June 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                          (25,959)                 (959)              (25,000)
  Adjustments to Reconcile Net Income to
     Net Cash Flows from Operating Activities:
Non-cash Professional Fees                                         25,959                   959                25,000
                                                              ------------          ------------          ------------

          Total Adjustments                                        25,959                   959                25,000
                                                              ------------          ------------          ------------

          Net Cash Flows from Operating Activities                     --                    --                    --

CASH FLOWS FROM INVESTING ACTIVITIES                                   --                    --                    --

CASH FLOWS FROM FINANCING ACTIVITIES                                   --                    --                    --

Net Increase (Decrease) in Cash and Cash Equivalents                   --                    --                    --

Cash and Cash Equivalents at Beginning of Period                       --                    --                    --
                                                              ------------          ------------          ------------

Cash and Cash Equivalents at End of Period                             --                    --                    --
                                                              ============          ============          ============

Supplemental Cash Flow Information:
Cash Paid for Interest                                                 --                    --                    --
Cash Paid for Taxes                                                    --                    --                    --

Noncash Investing and Financing Activities:
Stock Issued for Consulting Services                               25,959                   959                25,000

                        The accompanying notes are an integral part of these financial statements.

                                                           F-6

ORETECH CORPORATION
(A DEVELOPMENT STAGE COMPANY)
(A NEVADA CORPORATION)
PHENIX CITY, ALABAMA


NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE A -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           METHOD OF ACCOUNTING
           The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

NOTE B -   SCOPE OF BUSINESS
           Oretech Corporation was organized on June 11, 2001 in the State of Nevada and was dormant until it entered into a reverse acquisition with The Tantivy Group, Inc. ("Tantivy") effective April 1, 2003, whereby it became a wholly owned subsidiary of Tantivy. Oretech Corporation is in the business of processing ore and mine tailings to extract precious metals.

           Oretech Corporation was formerly known as PTI Enterprises, Inc. The name change was effective March 31, 2003. The Tantivy Group, Inc. changed its name to Oretech, Inc. after effectuation of the reverse acquisition.

NOTE C -   START-UP COSTS
           The costs of start-up activities, including professional fees, are expensed as incurred.

NOTE D -   COMMON STOCK
           Since inception, all of Oretech Corporation's start-up costs, consisting solely of professional fees, have been paid by the stockholders, for which they received shares of Oretech Corporation's common stock.

ORETECH, INC.
PHENIX CITY, ALABAMA


INTERIM FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED: ORETECH CORPORATION

TABLE OF CONTENTS
-----------------------------------------------------------------------------------------

Balance Sheet at March 31, 2003                                                     F-9

Statements of Changes in Stockholders' Deficit (Unaudited) for the
  Period from Inception (June 11, 2001) through March 31, 2003                      F-10

Statements of Operations for the Nine Months Ended March 31, 2003 and 2002          F-11

Statements of Cash Flows for the Nine Months Ended March 31, 2003 and 2002          F-12

Notes to Financial Statements                                                       F-13

                                           F-8

Oretech Corporation
(A Development Stage Company)
Balance Sheet

                                                                            March 31, 2003
                                                                             (Unaudited)

CURRENT ASSETS                                                                       --

OTHER ASSETS                                                                         --
                                                                             -----------

          Total Assets                                                               --
                                                                             ===========


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES                                                                  --

OTHER LIABILITIES                                                                    --
                                                                             -----------

          Total Liabilities                                                          --

STOCKHOLDERS' DEFICIT
     Common stock - $.001 Par Value, 200,000,000 shares authorized,
        25,959,500 shares issued and outstanding                                 25,959
     Additional Paid in Capital                                                      --
     Deficit Accumulated During the Development Stage                           (25,959)
                                                                             -----------

          Total Stockholders' Deficit                                                --
                                                                             -----------

          Total Liabilities and Stockholders' Deficit                                --
                                                                             ===========

       The accompanying notes are an integral part of these financial statements.

                                          F-9

Oretech Corporation
(A Development Stage Company)
Statements of Changes in Stockholders' Deficit (Unaudited)
From June 11, 2001 (Inception) through March 31, 2003

                                                                                                       Deficit
                                                                                                     Accumulated
                                                       Common Stock                Additional          During             Total
                                                       ------------                 Paid-In          Development       Stockholders'
                                                 Shares             Amount           Capital            Stage             Deficit
                                               -----------       -----------       -----------       -----------        -----------
Stock Issued to Founders of Oretech Corp.      25,000,000            25,000                --                --             25,000
  (June 11, 2001)

Net Loss - June 11, 2001 - June 30, 2001               --                --                --           (25,000)           (25,000)
                                               -----------       -----------       -----------       -----------        -----------
Balance, June 30, 2001                         25,000,000            25,000                --           (25,000)                --

Stock Issued for Professional Services            959,500               959                --                --                959

Net Loss - June 30, 2002                               --                --                --              (959)              (959)
                                               -----------       -----------       -----------       -----------        -----------
Balance, June 30, 2002                         25,959,500            25,959                --           (25,959)                --

Net Loss - March 31, 2003                              --                --                --                --                 --
                                               -----------       -----------       -----------       -----------        -----------
Balance, March 31, 2003                        25,959,500            25,959                --           (25,959)                --

                             The accompanying notes are an integral part of these financial statements.

                                                                F-10

Oretech Corporation
(A Development Stage Company)
Statements of Operations (Unaudited)

                                                                   From
                                                             Date of Inception            For the                  For the
                                                              (June 11, 2001)           Nine Months              Nine Months
                                                                  through                  Ended                    Ended
                                                              March 31, 2003           March 31, 2003           March 31, 2002

REVENUES                                                     $            --           $            --          $            --

COST OF GOODS SOLD                                                        --                        --                       --
                                                             ----------------          ----------------         ----------------

GROSS INCOME                                                 $            --           $            --          $            --

GENERAL AND ADMINISTRATIVE EXPENSES
Professional Fees                                                     25,959                        --                      959
                                                             ----------------          ----------------         ----------------

Total General and Administrative Expenses                             25,959                        --                      959

Net Loss before Other Income and Expenses                    $       (25,959)          $            --          $          (959)

OTHER INCOME AND EXPENSES
(Interest Expense) net of Interest Income                                 --                        --                       --
Gain on Restructure of Debt                                               --                        --                       --
                                                             ----------------          ----------------         ----------------

Net Loss                                                     $       (25,959)          $            --          $          (959)
                                                             ================          ================         ================

Earnings (Loss) Per Common Share, Basic and Diluted                    (0.00)                       --                    (0.00)
                                                             ================          ================         ================

Weighted Average common Shares Outstanding                        25,959,500                25,959,500               25,959,500
                                                             ================          ================         ================

                           The accompanying notes are an integral part of these financial statements.

                                                              F-11

Oretech Corporation
(A Development Stage Company)
Statements of Cash Flows (Unaudited)

                                                                From
                                                         Date of Inception       For the             For the
                                                          (June 11, 2001)      Nine Months         Nine Months
                                                              through             Ended               Ended
                                                          March 31, 2003      March 31, 2003      March 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                        (25,959)                 --               (959)
  Adjustments to Reconcile Net Income to
     Net Cash Flows from Operating Activities:
Non-cash Professional Fees                                       25,959                  --                959
                                                            ------------        ------------       ------------

          Total Adjustments                                      25,959                  --                959
                                                            ------------        ------------       ------------

          Net Cash Flows from Operating Activities                   --                  --                 --

CASH FLOWS FROM INVESTING ACTIVITIES                                 --                  --                 --

CASH FLOWS FROM FINANCING ACTIVITIES                                 --                  --                 --

Net Increase (Decrease) in Cash and Cash Equivalents                 --                  --                 --

Cash and Cash Equivalents at Beginning of Period                     --                  --                 --
                                                            ------------        ------------       ------------

Cash and Cash Equivalents at End of Period                           --                  --                 --
                                                            ============        ============       ============

Supplemental Cash Flow Information:
Cash Paid for Interest                                               --                  --                 --
Cash Paid for Taxes                                                  --                  --                 --

Noncash Investing and Financing Activities:
Stock Issued for Consulting Services                             25,959                  --                959

                   The accompanying notes are an integral part of these financial statements.

                                                     F-12

ORETECH CORPORATION
(A DEVELOPMENT STAGE COMPANY)
(A NEVADA CORPORATION)
PHENIX CITY, ALABAMA


NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE A -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           BASIS OF PRESENTATION
           The financial statements of Oretech Corporation included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). Certain information and footnote disclosures normally included in financial statements prepared in conjunction with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate so that the information presented is not misleading.

           The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations, and cash flows of Oretech Corporation for the interim periods presented. The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year as a whole. Factors that affect the comparability of financial data from year to year and for comparable interim periods include business combination transactions with other entities and start-up costs of the development stage operation. Certain financial information that is not required for interim financial reporting purposes has been omitted.

           On March 31, 2003, the Company amended its Articles of Incorporation to change its name from PTI Enterprises, Inc. to Oretech Corporation.

           METHOD OF ACCOUNTING
           The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

NOTE B -   SCOPE OF BUSINESS
           Oretech Corporation was organized on June 11, 2001 in the State of Nevada and was dormant until it entered into a reverse acquisition with The Tantivy Group, Inc. ("Tantivy") effective April 1, 2003, whereby it became a wholly owned subsidiary of Tantivy. Oretech Corporation is in the business of processing ore and mine tailings to extract precious metals.

           The Tantivy Group, Inc. changed its name to Oretech, Inc. after effectuation of the reverse acquisition.

NOTE C -   START-UP COSTS
           The costs of start-up activities, including professional fees, are expensed as incurred.

NOTE D -   COMMON STOCK
           Since inception, all of Oretech Corporation's start-up costs, consisting of professional fees have been paid by the stockholders.

ORETECH, INC.
PHENIX CITY, ALABAMA


PRO FORMA FINANCIAL STATEMENTS AND FINANCIAL INFORMATION FOR THE COMBINATION
   OF ORETECH, INC. (FORMERLY THE TANTIVY GROUP, INC.) AND ORETECH CORPORATION

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Unaudited Pro Forma Combined Balance Sheets at March 31, 2003           F-15

Unaudited Pro Forma Combined Statements of Operations for the
  Year Ended June 30, 2002                                              F-16

Unaudited Pro Forma Combined Statements of Operations for the
  Nine Months Ended March 31, 2003                                      F-17

Notes to Financial Statements                                        F-18 - F-20

                                             UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                                          AT MARCH 31, 2003

                                                                                                                      Oretech, Inc.
                                                               The Tantivy                                             Pro Forma
                                                               Group, Inc.        Oretech Corp.        Pro Forma       Combined
                                                               Historical          Historical        Adjustments       Company

CURRENT ASSETS                                                         --                  --                --                 --

OTHER ASSETS
     Mining Property                                              121,659                  --                --            121,659
     Goodwill and Acquisition
       Costs of Subsidiary                                        200,000                  --         1,573,867                 --
     Goodwill                                                          --                  --        (1,573,867)           200,000
                                                               -----------        ------------       -----------        -----------

          Total other assets                                      321,659                  --                --            321,659
                                                               -----------        ------------       -----------        -----------

          Total Assets                                            321,659                  --                --            321,659
                                                               ===========        ============       ===========        ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Accounts Payable                                              200,396                  --                --            200,396
    Accrued Expenses and
      Other Liabilities                                           198,506                  --                --            198,506
    Notes Payable                                                 148,612                  --                --            148,612
    Liabilities from
      Discontinued Operations                                     918,754                  --                --            918,754
                                                               -----------        ------------       -----------        -----------
          Total  current liabilities                            1,466,268                  --                --          1,466,268

LONG TERM LIABILITIES
    Loans from stockholders                                        22,286                  --                --             22,286
                                                               -----------        ------------       -----------        -----------

          Total Liabilities                                     1,488,554                  --                --          1,488,554

STOCKHOLDERS' DEFICIT
     Common stock - $.001 Par Value, 200,000,000 shares
        authorized, 31,483,814 shares issued and
        outstanding                                                 5,524                  --            25,959             31,483
     Additional Paid in Capital                                   401,448                  --                --            401,448
     Deficit accumulated during the
       development stage                                       (1,573,867)                 --           (25,959)        (1,599,826)
                                                               -----------        ------------       -----------        -----------

          Total Stockholders' Deficit                          (1,166,895)                 --                --         (1,166,895)
                                                               -----------        ------------       -----------        -----------

          Total Liabilities and
            Stockholders' Equity                                  321,659                  --                --            321,659
                                                               ===========        ============       ===========        ===========

                             The accompanying notes are an integral part of these financial statements.

                                                                F-15

                           UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                      FOR THE YEAR ENDED JUNE 30, 2002

                                                                                             Oretech, Inc.
                                                    The Tantivy                                Pro Forma
                                                    Group, Inc.          Oretech Corp.          Combined
                                                     Historical           Historical            Company


REVENUES                                            $     95,598                   --         $     95,598

COST OF GOODS SOLD                                       121,754                   --              121,754
                                                    -------------        -------------        -------------

GROSS INCOME                                             (26,156)                  --              (26,156)

GENERAL AND ADMINISTRATIVE EXPENSES
Salaries, Benefits & Consulting                          762,544                   --              762,544
Development Costs                                         27,154                   --               27,154
Professional Fees                                         49,405                  959               50,364
Depreciation and Amortization                             88,628                   --               88,628
Office and Other Expense                                 315,533                   --              315,533
Bad Debt Expense                                         301,084                   --              301,084
Costs to Acquire Subsidiary                            1,880,076                   --            1,880,076
Marketing and Public Relations                           705,815                   --              705,815
                                                    -------------        -------------        -------------

Total General and Administrative Expenses              4,130,239                  959            4,131,198

Net Loss before Other Income and Expenses             (4,156,395)                (959)          (4,157,354)

Other Income and Expenses
(Interest Expense) net of Interest Income               (121,491)                  --             (121,491)
Gain (loss) on Sale of Assets                             74,960                   --               74,960
Impairment Loss on Long-Lived Assets                    (101,450)                  --             (101,450)
                                                    -------------        -------------        -------------

Total Other Income and Expenses                         (147,981)                  --             (147,981)

Net Loss                                              (4,304,376)                (959)          (4,305,335)
                                                    =============        =============        =============

Earnings (Loss) Per Share, Basic and Diluted               (0.92)               (0.00)               (0.17)
                                                    =============        =============        =============

Weighted average common shares outstanding             4,690,633           25,959,500           25,959,500
                                                    =============        =============        =============

                 The accompanying notes are an integral part of these financial statements.

                                                   F-16

                          UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                 FOR THE NINE MONTHS ENDED MARCH 31, 2003

                                                                                            Oretech, Inc.
                                                     The Tantivy                              Pro Forma
                                                     Group, Inc.         Oretech Corp.         Combined
                                                     Historical           Historical           Company

REVENUES                                            $         --                  --        $         --

COST OF GOODS SOLD                                            --                  --                  --
                                                    -------------        ------------       -------------

GROSS INCOME                                                  --                  --                  --

GENERAL AND ADMINISTRATIVE EXPENSES
Development Costs                                          2,970                  --               2,970
Professional Fees                                        280,644                  --             280,644
Costs to Acquire Subsidiary                            1,100,218                  --           1,100,218
Office and Other Expense                                  85,687                  --              85,687
                                                    -------------        ------------       -------------

Total General and Administrative Expenses              1,469,519                  --           1,469,519

Net Loss before Other Income and Expenses             (1,469,519)                 --          (1,469,519)

Other Income and Expenses
(Interest Expense) net of Interest Income                 (7,653)                 --              (7,653)

Net Loss                                              (1,477,172)                 --          (1,477,172)
                                                    =============        ============       =============

Earnings (Loss) Per Share, Basic and Diluted               (0.28)                 --               (0.06)
                                                    =============        ============       =============
Weighted average common shares outstanding             5,262,157          25,959,500          25,959,500
                                                    =============        ============       =============

                The accompanying notes are an integral part of these financial statements.

                                                  F-17

ORETECH, INC. (FORMERLY THE TANTIVY GROUP, INC.)
(A DEVELOPMENT STAGE COMPANY)
(A NEVADA CORPORATION)
PHENIX CITY, ALABAMA

PRO FORMA FINANCIAL INFORMATION AND
   NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR THE COMBINATION OF ORETECH, INC. (FORMERLY THE TANTIVY GROUP, INC.) AND ORETECH CORPORATION


NOTE A -   PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
              AND DESCRIPTION OF TRANSACTION
           The unaudited pro forma financial statements consisting of the unaudited pro forma combined balance sheet of the Company as of March 31, 2003 and the unaudited pro forma combined statements of operations of the Company for the year ended June 30, 2002 and for the nine months ended March 31, 2003 have been prepared to illustrate the estimated effect of the reverse acquisition of Tantivy for the latest fiscal year since the transaction and for the interim period up to the date of the transaction. The pro forma financial statements do not reflect any anticipated cost savings from the Tantivy Acquisition, or any synergies that are anticipated to result from the Tantivy Acquisition, and there can be no assurance that any such cost savings or synergies will occur. The pro forma statements of operations give pro forma effect to the Tantivy Acquisition as if it had occurred on July 1, 2001. The pro forma balance sheet gives pro forma effect to the Tantivy Acquisition as it has occurred on March 31, 2003. The pro forma financial statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transaction been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company and the notes thereto as reported in this Form 8-K, the annual Form 10-KSB, and the interim financial statements reported in the quarterly Forms 10-QSB.

           An allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial statements. These pro forma adjustments represent the Company's determination of purchase accounting adjustments based upon available information and certain assumptions that the Company believes to be reasonable. The amounts reflected in the pro forma financial statements are subject to change, however, the Company's management believes that any differences in the amounts reflected will be immaterial.

           The pro forma financial statements for all periods presented reflect the Acquisition Agreement, which became effective April 1, 2003, pursuant to which Oretech Corporation became a wholly owned subsidiary of The Tantivy Group, Inc. ("Tantivy"). The business combination is accounted for as a reverse acquisition of Tantivy and a recapitalization of Oretech Corporation. Accordingly, the accompanying financial statements have been restated to reflect the financial position and results of operations for all periods presented as if the reverse acquisition and recapitalization had occurred at the beginning of the earliest period presented.

           Per the Acquisition Agreement, Tantivy exchanged 25,959,500 shares of newly issued common stock for all of the 25,959,500 common shares outstanding of Oretech Corporation after effectuating a 1 for 10 reverse stock split of its previously issued and outstanding common shares on April 1, 2003. The shareholders of Oretech Corporation exchanged their shares of common stock, one for one, for the newly issued 25,959,500 common shares of Tantivy and as a result of the reverse acquisition, owned approximately 81% of the issued and outstanding shares of Tantivy common stock. The transaction was entered into based on Oretech Corporation's potential business prospects. The acquisition was recorded at the fair value of Tantivy's debt (net of assets) that was assumed by Oretech Corporation, and goodwill was recorded based on the value of the debt. The goodwill was subsequently reviewed for impairment and expensed as costs to acquire subsidiary. As a result of the Acquisition Agreement, the officers and directors of Tantivy resigned and were replaced by the officers and directors of Oretech Corporation. Oretech Corporation is the deemed accounting acquirer in the transaction.

NOTE B -   NATURE OF OPERATIONS
           ORETECH, INC.
           Oretech, Inc. (formerly the Tantivy Group, Inc.) is a corporation, located in Phenix City, Alabama, organized under the laws of the State of Nevada, and is in the business of processing ore and mine tailings to extract precious metals. Oretech, Inc. is currently in the development stage.

           ORETECH CORPORATION
           Oretech Corporation was organized on June 11, 2001 in the State of Nevada and was dormant until it entered into the reverse acquisition with The Tantivy Group, Inc.

           Subsequent to the reverse acquisition in which Oretech Corporation was the deemed accounting acquirer and took control of Tantivy, Tantivy changed its name to Oretech, Inc.

NOTE C -   MINING PROPERTY
           Oretech Inc.'s mining property consists of 13 unpatented mining claims on approximately 280 acres of land in Hayfork, California, which is located in Trinity County in the northern part of the state. The mining claims were acquired from a third party in May 2002 for $121,659 consisting of a $100,000 payable and the remaining in common stock. The amount of $100,000 remains due and is included in Accounts Payable on the balance sheet.


           The mining property consisted of the following at March 31, 2003:


                        Mining Claims                             $ 121,659

                        Less accumulated amortization                    --
                        ----------------------------------------------------

                                                                  $ 121,659
                        ====================================================

           Amortization expense is $-0- since the Company is in the development stage, and mining production and extraction has not started yet.

NOTE D - PURCHASE OF TANTIVY IN THE REVERSE ACQUISITION

           The reverse acquisition in accordance with the Acquisition Agreement was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price is allocated to the tangible and intangible assets and liabilities of Tantivy based upon their respective fair values as of the closing date.

           The purchase price and allocation of the net assets acquired as a result of the acquisition is as follows:


       PURCHASE PRICE:

       Fair Value of Tantivy's Common Stock                       $    406,972
                                                                  =============

       LESS:  ALLOCATION OF NET ASSETS (LIABILITIES) ACQUIRED:
       Mining Property                                            $    121,659
       Intangible Assets                                               200,000
       Accounts Payable and Accrued Expenses                        (1,317,656)
       Notes and Loans Payable                                        (170,898)
                                                                  -------------
            Net Assets                                            $ (1,166,895)
                                                                  -------------

            Total Costs to Acquire the Subsidiary                    1,573,867
                                                                  -------------

       Allocate to Goodwill                                       $         -0-
       Costs to Acquire the Subsidiary                               1,573,867
                                                                  -------------
            Total                                                 $  1,573,867
                                                                  =============

NOTE E - GOODWILL
           Oretech, Inc. acquired goodwill in the amount of $200,000 as a result of a business combination transaction that occurred in September 2002. The goodwill approximates the fair market value of a shell corporation trading on the NASDAQ exchange. Management will test the goodwill for impairment in accordance with SFAS 142 on a periodic basis.

NOTE F - START-UP COSTS
           The costs of start-up activities, including professional fees, are expensed as incurred. Development costs associated with mineral properties and claims not yet in production are also expensed as incurred.

NOTE G - COSTS TO ACQUIRE TANTIVY
           The costs to acquire Tantivy pertain to the reverse acquisition and are expensed as incurred based on the difference between the fair value of net assets acquired and the common stock exchanged.